Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with Amendment No. 1 to the quarterly report on Form 10-QSB of United Wisconsin Grain Producers, LLC (the “Company”) for the quarter ended September 30, 2003, as filed with the Securities and Exchange Commission on March 25, 2004 (the “Report”), I, Robert J. Miller, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.                                       The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.                                       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Robert J. Miller
Robert J. Miller
Treasurer and Chief Financial Officer
Dated: March 24, 2004